SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            July 1, 2004
                                                --------------------------------

Commission         Registrant, State of Incorporation,        I.R.S. Employer
File Number        Address and Telephone Number               Identification No.

1-3526             The Southern Company                       58-0690070
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000

1-6468             Georgia Power Company                      58-0257110
                   (A Georgia Corporation)
                   241 Ralph McGill Boulevard, N.E.
                   Atlanta, Georgia 30308
                   (404) 506-6526

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by two registrants: The Southern Company and Georgia Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrant.



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              On July 1, 2004, Georgia Power Company ("Georgia Power") filed a request with the Georgia Public Service Commission ("GPSC") for an approximate 7 percent increase in retail revenues, effective January 1, 2005. The requested increase is based on a future test year ending July 31, 2005 and a proposed retail return on common equity of 12.5 percent.

              In January 2002, Georgia Power began operating under a three-year retail rate order that expires December 31, 2004. Under the terms of the existing order, earnings are evaluated annually against a retail return on common equity range of 10 percent to 12.95 percent. Two-thirds of any earnings above the 12.95 percent return are applied to rate refunds, with the remaining one-third retained by Georgia Power. The order required Georgia Power to file a general rate case on July 1, 2004, in response to which the GPSC would be expected to determine whether the rate order should be continued, modified or discontinued. See Item 7 - Management's Discussion and Analysis - "Future Earnings Potential - Other Matters" of The Southern Company ("Southern") and of Georgia Power and Note 3 to the financial statements of Southern under "Georgia Power Retail Rate Orders" and of Georgia Power under "Retail Rate Orders" in
Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2003 for additional information.

              The increase in retail revenues is being requested to cover the higher costs of purchased power; operating and maintenance expenses; environmental compliance; and continued investment in new generation, transmission and distribution facilities to support growth and ensure reliability. Georgia Power expects to spend more than $5 billion over the next five years in capital expenditures.

              Georgia Power expects the GPSC to issue a final order in this matter during December 2004. The final outcome of this matter cannot now be determined.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 1, 2004                                THE SOUTHERN COMPANY



                                                     By /s/Tommy Chisholm
                                                         Tommy Chisholm
                                                            Secretary


                                                     GEORGIA POWER COMPANY



                                                     By /s/Wayne Boston
                                                          Wayne Boston
                                                       Assistant Secretary